Investments in associates and other investments	12 Months Ended
Dec. 31, 2025
Investments in associates and other investments
Investments in associates and other investments
10.	Investments in associates and other investments

Investments in associates

	2025	2024
	$	$

Balance – Beginning of year	12,183	13,034
Investment in associates(i)	2,550	448
Share of income (loss) and comprehensive income (loss), net	306	(1,665)
Gain on ownership dilution	53	366
Balance – End of year	15,092	12,183
(i)	On December 20, 2024, the Company acquired 1,790,000 units of Falco Resources Ltd. (“Falco”) at a price of $0.25 per unit for an aggregate amount of $0.4 million. On October 17, 2025, the Company acquired 6,250,000 units at a price of $0.32 per unit for an aggregate amount of $2.0 million. Each units consists of one common shares of Falco and one-half common share warrant. As at December 31, 2025, Osisko Development holds an interest of 15.9% in the outstanding shares of Falco.

On February 11, 2025, the Company entered into an agreement with Electric Elements Mining Corp. (“EEM”) pursuant to which the Company transferred rights, title and interest in certain retained rights and metal rights. In consideration of the transfer and cancellation of the metals rights and related obligations, the Company received 1,000,000 common shares of EEM. As at December 31, 2025, Osisko Development holds an interest of approximately 43% in the outstanding shares of Electric Elements.

Other investments

	2025	2024
	$	$
Fair value through profit or loss (warrants)
Balance – Beginning of year	370	4
Acquisitions	917	298
Change in fair value	173	68
Balance – End of year	1,460	370

Fair value through other comprehensive income (shares)
Balance – Beginning of year	9,963	19,389
Acquisitions	1,200	—
Disposal	(3,071)	(3,060)
Change in fair value	5,944	(6,366)
Balance – End of year	14,036	9,963
Total	15,496	10,333

Other investments comprise of common shares and warrants, mainly from publicly traded companies.